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                                                                   EXHIBIT 10.26

                     AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT
                 ENTERED INTO ON FEBRUARY 10, 1997 BY AND BETWEEN
 UNIVISION COMMUNICATIONS INC. AND HENRY CISNEROS, (THE "EMPLOYMENT AGREEMENT")

                              December 22, 1997

To:  Mr. Henry Cisneros
     c/o Univision Communications, Inc. ("UCI")

Dear Mr. Henry:

     Your Employment Agreement became effective on February 10, 1997 and will expire on February 9, 2000 (the "Term"). UCI desires to extend the Term through December 31, 2000. You and we hereby agree to amend the Employment Agreement as follows:

     1. TERM. The Term is hereby extended through December 31, 2000. The Employment Agreement shall expire on December 31, 2000, unless earlier terminated in accordance with the terms set forth in the Employment Agreement.

     2. SALARY. Your Base Salary shall continue at the annual rate of Five Hundred Thousand Dollars ($500,000) for calendar year 1998 and Six Hundred Thousand Dollars ($600,000) for calendar year 1999, as provided in the Employment Agreement. Your annual Base Salary rate in calendar year 2000 shall be Six Hundred Thousand Dollars ($600,000).

     3. OTHER. Except as provided in this Amendment No. 1, all other terms and conditions set forth in the Employment Agreement shall remain in full force and effect, and the parties hereby ratify and confirm the Employment Agreement, as amended.

     4. EFFECTIVE DATE OF AMENDMENT NO. 1. Upon its execution by you and UCI, this Amendment No. 1 shall become effective as of the date first written above.

     Please indicate your agreement to this Amendment No. 1 to the Employment Agreement by signing this letter amendment in the space provided below.

                                       UNIVISION COMMUNICATIONS INC.

                                       By: /s/ ROBERT V. CAHILL
                                          ---------------------------
                                           Robert V. Cahill


I have read the preceding Amendment No. 3 and agree to its terms and conditions:

/s/ HENRY CISNEROS
---------------------
    Henry Cisneros